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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) August 16, 1999

                        Advanta Conduit Receivables, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    333-75295                  88-0360305
----------------------------        -----------                ------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)               ID Number)


Attention: General Counsel
10790  Rancho Bernardo Road
San Diego, California                                                     92127
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,
including area code:                                             (858) 676-3099
--------------------------------------------------------------------------------

           Advanta Conduit Receivables, Inc., as Sponsor on behalf of
                       Advanta Mortgage Loan Trust 1999-3
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                   333-75295-01                 88-0360305
----------------------------       --------------              -------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)               ID Number)





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 1999, and for the periods ended June 30, 1999 and June 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-75295) of the registrant; and (iii) the preliminary prospectus supplement, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


             23.1     Consent of KPMG LLP, independent accountants.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ADVANTA CONDUIT RECEIVABLES, INC.,
                                            as Sponsor on behalf of ADVANTA
                                            MORTGAGE LOAN TRUST 1999-3.


                                            By: /s/ Michael Coco
                                               ---------------------------------
                                            Name: Michael Coco
                                            Title: Vice President



                                            ADVANTA CONDUIT RECEIVABLES, INC.


                                            By: /s/ Michael Coco
                                               ---------------------------------
                                            Name: Michael Coco
                                            Title: Vice President

Dated: August 16, 1999


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                                  EXHIBIT INDEX

Exhibit                                                            Page
-------                                                            ----


23.1     Consent of KPMG LLP, independent accountants.